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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - July 9, 2003
                        (Date of Earliest Event Reported)



                                 WORLDCOM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-11258

                    Georgia                             58-1521612
                    -------                             ----------
           (State of Incorporation)                  (I.R.S. Employer
                                                    Identification No.)



         22001 Loudoun County Parkway
               Ashburn, Virginia                          20147
         ----------------------------                  -----------
             (Address of principal                      Zip Code
              executive offices)


       Registrant's telephone number, including area code: (703) 886-5600

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ITEM 5.  OTHER EVENTS.

           As previously disclosed, on July 21, 2002, WorldCom, Inc. (the "Company") and certain of its direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 02-13533). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On July 9, 2003, the Debtors filed with the Court the Debtors' Amended Joint Plan of Reorganization (the "Plan") and the Supplement to the Debtors' Disclosure Statement (the "Supplement"). A copy of the Plan and the Supplement are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

           This Report and the Supplement filed as exhibits hereto may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the Company's bankruptcy proceedings and matters arising out of lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management's expectations include, but are not limited to, economic uncertainty; the effects of vigorous competition, including price competition; the impact of technological change on our business, alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism. More detailed information about those factors is contained in the Company's filings with the SEC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit No.                       Exhibit
     -----------                       -------

      2.1 Amended Joint Plan of Reorganization of WorldCom, Inc. and certain of its direct and indirect subsidiaries dated July 9, 2003

      2.2 Supplement to Disclosure Statement with respect to Amended Joint Plan of Reorganization of WorldCom, Inc. and certain of its direct and indirect subsidiaries dated July 9, 2003


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                                   SIGNATURES

           Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 17, 2003
                                              WORLDCOM, INC.


                                              By: /s/ Paul M. Eskildsen
                                                  ------------------------------
                                                  Paul M. Eskildsen
                                                  Acting General Counsel and
                                                  Secretary




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                                  EXHIBIT INDEX

    Exhibit No.                     Description
    -----------                     -----------

       2.1 Amended Joint Plan of Reorganization of WorldCom, Inc. and certain of its direct and indirect subsidiaries dated July 9, 2003

       2.2 Supplement to Disclosure Statement with respect to Amended Joint Plan of Reorganization of WorldCom, Inc. and certain of its direct and indirect subsidiaries dated July 9, 2003




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